UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 30, 2014
Date of Report (date of earliest event reported)

LEGEND OIL AND GAS LTD.
(Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

1218 3rd Avenue, Suite 505
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 206-910-2687

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On April 30, 2014, Legend Oil and Gas, Ltd. (the “Company”) and New Western Energy Corporation (“NWTR”) terminated the Agreement and Plan of Merger between the parties dated January 23, 2014 (the “Agreement”). The Agreement provided for the merger of the Company and NWTR, There was no material relationship between the Company and NWTR. The Agreement was terminated by mutual consent of both the Company and NWTR. There were no early termination penalties incurred by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014	LEGEND OIL AND GAS LTD

	By:	/s/Marshall Diamond-Goldberg
Marshall Diamond-Goldberg President